UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 29, 2006

         DSLA Mortgage Loan Trust, Series 2006-AR2
(Issuing Entity)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Depositor as Specified in its Charter)

        Greenwich Capital Financial Products, Inc.
(Exact Name of Sponsor as Specified in its Charter)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-130961	06-1199884

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830

(Address of Principal Executive Offices)	(Zip Code)

     Registrant’s telephone number, including area code: (203) 625-2700

                        No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

     The Registrant registered issuances of its DSLA Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2006-AR2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130961) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,203,950,000 aggregate principal amount of Class 1A-1A, Class 1A-1B, Class 2A-1A, Class 2A-1B1, Class 2A-1B 2, Class 2A-1B 3, Class 2A-1C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates of its DSLA Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2006-AR2 on September 12, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 10, 2006, as supplemented by the Prospectus Supplement dated September 11, 2006 (the “Prospectus Supplement”), to file information relating to the purchase of additional mortgage loans by the Registrant.

     Pursuant to a subsequent transfer agreement dated as of September 29, 2006 (the “Subsequent Transfer Agreement”), among Greenwich Capital Acceptance, Inc., as depositor (the “Depositor”), Greenwich Capital Financial Product, Inc., as seller (the “Seller”), and Deutsche Bank National Trust Company, a national banking association, as trustee (the “Trustee”), the Depositor acquired on September 29, 2006, mortgage loans having an aggregate Scheduled Principal Balance as of the Subsequent Cut-Off Date of $195,478,626.02 identified on the Mortgage Loan Schedule attached as Schedule I to the Subsequent Transfer Agreement (the “Subsequent Mortgage Loans”), for inclusion in the trust fund relating to DSLA Mortgage Loan Trust 2006-AR2 (the “Trust Fund”). The Trust Fund was established pursuant to a Pooling and Servicing Agreement (the “Pooling Agreement”) dated as of August 1, 2006, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as master servicer and securities administrator, Clayton Fixed Income Services Inc., as credit risk manager and Deutsche Bank National Trust Company, as Trustee and custodian. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Item 9.01.      Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Exhibits:

99.1	Subsequent Transfer Agreement dated as of September 29, 2006 among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller, and Deutsche Bank National Trust Company, a national banking association, as trustee.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By: /s/ Shakti Radhakishun

Name: Shakti Radhakishun
Title: Senior Vice President

Dated: September 29, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Subsequent Transfer Agreement dated as of September 29, 2006 among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller, and Deutsche Bank National Trust Company, a national banking association, as trustee.